                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  February 28, 1997



                     CRESCENT REAL ESTATE EQUITIES COMPANY
            ( formerly known as Crescent Real Estate Equities, Inc.) ( Exact name of Registrant as specified in its Charter)


       Texas                     1-13038                       52-1862813
(State of Organization)  (Commission File Number)   (IRS Employer Identification
                                                               Number)
777 Main Street, Suite 2100
Fort Worth, Texas                                              76102
( Address of Principal Executive                            (Zip Code)
Offices)

                                 (817) 877-0477
                 (Registrant's telephone number, including area code)

The Form 8-K of Crescent Real Estate Company (the "Company") dated February 28, 1997 and filed March 17, 1997, is being amended to include the financial statements and pro forma financial information, as well as the accountants' consent required by Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  FINANCIAL STATEMENTS UNDER RULE 3-14 OF REGULATION S-X

         TRAMMELL CROW CENTER

         Report of Independent Public Accountants.

         Statement of Excess of Revenues Over Specific Operating Expenses for the Year Ended December 31, 1996

         Notes to Statement.


    (b)  PRO FORMA FINANCIAL INFORMATION

         Pro Forma Consolidated Balance Sheet as of December 31, 1996 (unaudited) and notes thereto.

         Pro Forma Consolidated Statement of Operations for the Year ended December 31, 1996 (unaudited) and notes thereto.


    (c)  EXHIBITS

         The following is a list of all exhibits filed as a part of this Form
         8-K.

             Exhibit No.                   Description of Exhibit
             -----------                   ----------------------
                 23.01                     Consent of Arthur Andersen LLP, Independent Public
                                           Accountants, dated March 20, 1997 (filed herewith).

                                   SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 20, 1997           CRESCENT REAL ESTATE EQUITIES COMPANY




                                         By: /s/ Dallas. E Lucas
                                             -------------------------
                                             Dallas E. Lucas
                                             Senior Vice President and
                                              Chief Financial Officer

                         INDEX TO FINANCIAL STATEMENTS


TRAMMELL CROW CENTER
         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . .       F-2

         Statement of Excess of Revenues Over Specific Operating Expenses for
         the Year Ended December 31, 1996 . . . . . . . . . . . . . . . . . . . . . . . . .       F-3

         Notes to Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       F-4

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         Pro Forma Consolidated Balance Sheet as of December 31, 1996 and notes thereto . .       F-7

         Pro Forma Consolidated Statement of Operations for the Year Ended
         December 31, 1996 and notes thereto  . . . . . . . . . . . . . . . . . . . . . . .       F-9


TRAMMELL CROW CENTER

STATEMENT OF EXCESS OF REVENUES OVER
SPECIFIC OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996

TOGETHER WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Crescent Real Estate Equities Limited Partnership:

We have audited the accompanying statement of excess of revenues over specific operating expenses (as defined in Note 2) of Trammell Crow Center for the year ended December 31, 1996. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses of Trammell Crow Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                   ARTHUR ANDERSEN LLP


Dallas, Texas,
   February 14, 1997

                              TRAMMELL CROW CENTER


                        STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1996





REVENUES:
   Office rent                                                    $19,616,793
   Parking                                                          1,143,927
   Recoveries                                                       2,223,219
   Other                                                               20,751
                                                                  -----------
                                                                   23,004,690


SPECIFIC OPERATING EXPENSES:
   Real estate taxes                                                2,207,946
   Utilities                                                        1,924,197
   Repairs, maintenance, and contract services                      1,916,371
   Ground lease                                                     1,700,000
   Salaries                                                         1,088,448
   General and administrative                                         821,717
   Management fees                                                    454,099
   Insurance                                                          151,982
                                                                  -----------

                                                                   10,264,760
                                                                  -----------

EXCESS OF REVENUES OVER SPECIFIC
   OPERATING EXPENSES                                             $12,739,930
                                                                  ===========





         The accompanying notes are an integral part of this statement.

                              TRAMMELL CROW CENTER


                    NOTES TO STATEMENT OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                               DECEMBER 31, 1996



1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Description of Property

Trammell Crow Center (the "Property") is a 50-story office tower located in the central business district of Dallas, Texas. The Property contains approximately 1,133,000 rentable square feet as well as an underground parking garage. C-W #11 Limited Partnership ("C-W #11") is the lessee of the land under a ground lease, as amended February 28, 1997, which expires December 2037. The fee owner of the land is one of the Property's lenders.

Use of Estimates

The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income and Deferred Rent Concessions

In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions.

Recoveries

A portion of the operating expenses is charged back to tenants on a monthly basis based upon estimated expenses. These charges are adjusted at period-end, based upon actual expenses.

2.  BASIS OF ACCOUNTING:

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis of accounting. This statement is not intended to be a complete presentation of revenues and operating expenses for the year ended December 31, 1996, as certain items such as depreciation, amortization, interest, and partnership administrative expenses have been excluded since they are not comparable to the proposed future operations of the Property.

3.  PROPERTY MANAGEMENT:

C-W #11 entered into a management agreement with Trammell Crow Dallas/Fort Worth, Inc. (the "Manager") on June 1, 1993. The agreement with the Manager requires a management fee of 2% of gross rental receipts, as defined.
Effective January 1, 1997, the monthly management fee decreases to 1.75% of gross rental receipts. Total management fees for the year ended December 31, 1996, were approximately $454,000. The agreement may be terminated at any time by either party in accordance with the management agreement. If terminated, the management fees must be paid through the month in which the Manager's service will extend.

4.  SIGNIFICANT TENANTS:

The largest tenant of the Property occupies approximately 173,000 square feet, or 15%, of the total leasable square footage. This lease expires in December 1999. The second largest tenant of the Property occupies approximately 132,000 square feet, or 12%, of the total leasable square footage. This lease expires in June 2005.

5.  COMMITMENTS AND CONTINGENCIES:

Lease Commitments

Ground lease expense for the year ended December 31, 1996 was approximately $1.7 million. Future minimum lease payments due under the ground lease as of December 31, 1996, are as follows:

                 1997                                          $  2,500,000
                 1998                                             2,500,000
                 1999                                             2,500,000
                 2000                                             2,500,000
                 2001                                             2,500,000
                 Thereafter                                      90,000,000
                                                               ------------

                                                               $102,500,000
                                                               ============

Contingencies

The accompanying statement of excess of revenues over specific operating expenses includes bad debt expense of approximately $675,000 relating to a legal dispute which is in the settlement process.

6.  INTENT TO SELL:

On January 14, 1997, the fee owner of the Property and both of the Property's mortgage note lenders approved a nonbinding letter of intent to sell their interest (including equity, debt, and accrued interest) in the Property to an unaffiliated third party. The expected sales price is approximately $162 million.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma Consolidated Balance Sheet of Crescent Real Estate Equities Company (the "Company") as of December 31, 1996, assumes completion of (i) the acquisition of Trammell Crow Center office property ("TCC") acquired subsequent to December 31, 1996 and the associated financing, in each case as of December 31, 1996. The pro forma Consolidated Statement of Operations for the year ended December 31, 1996 assumes the completion, as of January 1, 1996, of (i) the October 1996 Offering of the Company's common stock and the use of the net proceeds therefrom to repay approximately $168 million of indebtedness and to fund approximately $289 million of subsequent acquisitions and (ii) the acquisition of the Properties acquired during 1996 and TCC acquired during 1997.

         The unaudited pro forma Consolidated Balance Sheet and Statement of Operations should be read in conjunction with the historical financial statements of the Company. In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Consolidated Balance Sheet and Statement of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                     CRESCENT REAL ESTATE EQUITIES COMPANY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (dollars in thousands)
                                  (Unaudited)


                                                          Crescent
                                                        Real Estate
                                                      Equities Company   Pro Forma      Pro Forma
                                                       Historical (A)   Adjustments    Consolidated
                                                       -----------     -----------       -----------
ASSETS:
   Investment properties, at cost                      $ 1,732,626     $   162,000(B)    $ 1,894,626
   Less -  Accumulated depreciation                       (208,808)           --            (208,808)
                                                       -----------     -----------       -----------
                                                         1,523,818         162,000         1,685,818

   Cash and cash equivalents                                25,592            --              25,592
   Restricted cash and cash equivalents                     36,882            --              36,882
   Accounts receivable, net                                 15,329            --              15,329
   Deferred rent receivable                                 16,217            --              16,217
   Investments in real estate mortgages and common
      stock of residential development corporations         37,069            --              37,069
   Notes receivable                                         28,890            --              28,890
   Other assets, net                                        47,125            --              47,125
                                                       -----------     -----------       -----------
               Total assets                            $ 1,730,922     $   162,000       $ 1,892,922
                                                       ===========     ===========       ===========


LIABILITIES:
   Borrowings under Credit Facility                    $    40,000     $    12,000(C)    $    52,000
   Notes payable                                           627,808         150,000(D)        777,808
   Accounts payable, accrued expenses and other
     liabilities                                            48,462            --              48,462
                                                       -----------     -----------       -----------
              Total liabilities                            716,270         162,000           878,270
                                                       -----------     -----------       -----------

MINORITY INTERESTS:
   Operating Partnership                                   120,227            --             120,227
   Investment Joint Ventures                                29,265            --              29,265
                                                       -----------     -----------       -----------
              Total minority interests                     149,492            --             149,492
                                                       -----------     -----------       -----------

STOCKHOLDERS' EQUITY:
   Common stock                                                361            --                 361
   Additional paid-in capital                              905,724            --             905,724
   Deferred compensation on restricted shares                 (364)           --                (364)
   Retained deficit                                        (40,561)           --             (40,561)
                                                       -----------     -----------       -----------
              Total stockholders' equity                   865,160            --             865,160
                                                       -----------     -----------       -----------

              Total liabilities and stockholders'
                    equity                             $ 1,730,922     $   162,000       $ 1,892,922
                                                       ===========     ===========       ===========






       See accompanying notes to Pro Forma Consolidated Balance Sheet.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

ADJUSTMENTS
(Dollars in Thousands)


(A)      Reflects Crescent Real Estate Equities Company audited consolidated historical
         balance sheet at December 31, 1996.                                                                 ---

(B)      Increase reflects the acquisition of TCC                                                 $      162,000
                                                                                                  ==============

(C)      Increase in borrowings under the Credit Facility as a result of the acquisition of TCC   $       12,000
                                                                                                  ==============

(D)      Increase in short-term borrowings for the acquisition of TCC                             $      150,000
                                                                                                  ==============


                     CRESCENT REAL ESTATE EQUITIES COMPANY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (dollars in thousands, except per share data)
                                  (unaudited)


                                              Crescent Real
                                                  Estate
                                             Equities Company              1996 Acquired      Other         Pro Forma
                                              Historical (A)     TCC (B)   Properties (C)  Adjustments     Consolidated
                                              --------------    --------   --------------  -----------     ------------
REVENUES:
   Rental property                              $ 202,003      $  23,005     $  89,185      $    --           $ 314,193
   Interest and other income                        6,858           --            --             --               6,858
                                                ---------      ---------     ---------      ---------         ---------
          Total revenues                          208,861         23,005        89,185           --             321,051
                                                ---------      ---------     ---------      ---------         ---------

EXPENSES:
   Real estate taxes                               20,606          2,208         8,176           --              30,990
   Repairs and maintenance                         12,292          1,916         8,403           --              22,611
   Other rental property operating                 40,915          6,141        21,346         (1,700)(D)        66,702
   Corporate general and administrative             4,674           --            --             --               4,674
   Interest expense                                42,926           --            --           20,393 (E)        63,319
   Depreciation and amortization                   40,535          4,050        12,727           --              57,312
   Amortization of deferred financing costs         2,812           --            --             --               2,812
                                                ---------      ---------     ---------      ---------         ---------
          Total expenses                          164,760         14,315        50,652         18,693           248,420
                                                ---------      ---------     ---------      ---------         ---------

          Operating income (loss)                  44,101          8,690        38,533        (18,693)           72,631

OTHER INCOME:
   Equity in net income of residential
      development corporations                      3,850           --            --             --               3,850
                                                ---------      ---------     ---------      ---------         ---------

INCOME (LOSS) BEFORE MINORITY INTERESTS
    AND EXTRAORDINARY ITEM                         47,951          8,690        38,533        (18,693)           76,481
Minority interests                                 (9,510)          --            (533)        (2,718) (F)      (12,761)
                                                ---------      ---------     ---------      ---------         ---------

INCOME BEFORE EXTRAORDINARY ITEM                   38,441          8,690        38,000        (21,411)           63,720
Extraordinary item                                 (1,306)          --            --             --              (1,306)
                                                ---------      ---------     ---------      ---------         ---------

NET INCOME (LOSS)                               $  37,135      $   8,690     $  38,000      $ (21,411)        $  62,414
                                                =========      =========     =========      =========         =========

PER SHARE DATA (G):
     Income before extraordinary item                                                                         $    1.76
     Extraordinary item                                                                                           (0.04)
                                                                                                              ---------
     Net income                                                                                               $    1.73
                                                                                                              =========


             See adjustments to Pro Forma Consolidated Statement
                       of Operations on following page.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                        NOTES TO PRO FORMA CONSOLIDATED
                            STATEMENT OF OPERATIONS

ADJUSTMENTS
(Dollars in Thousands)

   (A)    Reflects Crescent Real Estate Equities Company audited
          consolidated historical statement of operations for the
          year ended December 31, 1996.                                     ---

   (B)    Reflects the historical incremental rental income and
          operating expenses, including an adjustment for
          depreciation based on acquisition price associated with
          TCC acquired on February 28, 1997, assuming the property was
          acquired at the beginning of the period.                          ---

   (C)    Reflects the historical incremental rental income and
          operating expenses, including an adjustment for
          depreciation based on acquisition price associated with
          all properties acquired in  1996, assuming the properties
          were acquired at the beginning of the period.                     ---


         PROPERTY                                            ACQUISITION DATE
         --------                                            ----------------
         3333 Lee Parkway office property                         1/05/96
         301 Congress Avenue office property (i)                  4/18/96
         Central Park Plaza office property                       6/13/96
         Canyon Ranch - Tucson resort (ii)                        7/26/96
         The Woodlands office properties (iii)                    7/31/96
         Three Westlake Park office property                      8/16/96
         1615 Poydras office property                             8/23/96
         Greenway Plaza Portfolio                                10/07/96
         Chancellor Park office property                         10/24/96
         The Woodlands retail properties(iii)                    10/31/96
         Sonoma Mission Inn & Spa (ii)                           11/18/96
         Canon Ranch - Lenox resort (ii)                         12/11/96
         160 Spear Street office property                        12/13/96
         Greenway I and IA office properties                     12/18/96
         Bank One Tower office property                          12/23/96
         Frost Bank Plaza office property                        12/27/96

         (i) The Company has a 1% general partner and a 49% limited partner interest in the partnership that owns 301 Congress Avenue.

         (ii) Historical operations of the hotel or/resort property were adjusted to reflect the lease payments from the hotel lessee to the Company calculated on a pro forma basis by applying the rent provisions (as defined in the lease agreements).

         (iii) The Company has a 75% interest in the partnership that owns these properties.

   (D)    Reflects the elimination of historical ground lessee's
          expense, assuming TCC was acquired at the beginning of
          the period.                                               $(1,700)
                                                                    =======

   (E) Net increase as a result of interest costs for long and short-term financing, as follows, assuming the borrowings to finance property acquisitions and assumption of debt had all occurred at the beginning of the period.


           Credit Facility -          $  52,000 @  7.75% =    $ 4,030
           LaSalle Note I -           $ 239,000 @  7.83% =     18,714
           LaSalle Note II -          $ 161,000 @  7.79% =     12,542
           Cigna -                    $  63,500 @  7.47% =      4,743
           LaSalle Note III -         $ 115,000 @  7.51% =      8,637
           Nomura Funding VI Note -   $   8,780 @ 10.07% =        884
           Northwestern Loan -        $  26,000 @  7.65% =      1,989
           Woodlands Note -           $  12,411 @ 8.875% =      1,101
           TCB Construction Loan-     $   2,117 @  7.39% =        156
           FNBB Short-term Loan -     $ 150,000 @  7.75% =     11,625
                                                              -------

              Total Annual Amount                             $64,421
              Less: Capitalized interest                       (1,102)
                    Historical interest expense               (42,926)
                                                              -------

                                                                        $20,393
                                                                        =======
    (F)   Reflects adjustment needed to reflect minority
          partners' weighted average 15.56% interest in the net
          income of the Operating Partnership less joint venture
          minority interests assuming completion of the October 1996
          Offering at the beginning of the period.                      $(2,718)
                                                                        =======


    (G)   Reflects net income per share based on 36,121,355
          weighted average shares of Common Stock assumed to be
          outstanding during the year ended December 31, 1996.             ---

                               INDEX TO EXHIBITS


Exhibit No.
-----------
23.01                     Consent of Arthur Andersen LLP, Independent Public
                          Accountants, dated March 20, 1997
